                                                                     Exhibit 99



FOR IMMEDIATE RELEASE                      Contact: John C. Firth
                                           Executive Vice President
                                           and General Counsel
                                           (574) 243-6616


FOR IMMEDIATE RELEASE   Contact: John C. Firth
Executive Vice President
and General Counsel
(574) 243-6616

QUALITY DINING REPORTS FIRST QUARTER RESULTS

Mishawaka, Indiana (April 4, 2005) - Quality Dining, Inc. (Nasdaq/NM:QDIN) today reported net income of $548,000, or $0.05 per diluted share, on total revenues of $71.5 million for the first quarter of fiscal 2005 compared to a net income of $92,000, or $0.01 per diluted share, on total revenues of $64.1 million for the same period in fiscal 2004.

For further information about the results of the quarter ended February 20, 2005, see Quality Dining's Form 10-Q to be filed with the Securities and Exchange Commission ("SEC") shortly hereafter. Investors and shareholders of Quality Dining are advised to read the Form 10-Q.

This press release is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any shares, nor is it a solicitation of a proxy to vote in connection with the Company's go-private transaction. For more detailed information about the proposed transaction, interested parties should read the definitive merger agreement that was filed as an attachment to a Form 8-K filed with the Securities and Exchange Commission on November 10, 2004. In addition, Quality Dining has filed with the SEC and mailed to its shareholders a proxy statement containing information about the proposed transaction, in connection with a special meeting of Quality Dining's shareholders, that will be held on April 12, 2005, to consider and vote upon the proposed transaction. Investors and shareholders of Quality Dining are advised to read the definitive merger agreement and the proxy statement carefully because they contain important information about the proposed transaction, the persons soliciting proxies related thereto, their interests in the proposed transaction and related matters. Investors and shareholders may obtain free copies of the proxy statement and other documents filed by Quality Dining at the SEC's website at www.sec.gov. Free copies of the proxy statement will also be available to investors and shareholders from Quality Dining by directing such requests to the attention of John C. Firth, Secretary, Quality Dining, Inc., 4220 Edison Lakes Parkway, Mishawaka, Indiana 46545, 574-271-4600.

Quality Dining, Mr. Fitzpatrick and the members of his group, and the other directors and executive officers of Quality Dining, may be deemed to be participants in the solicitation of proxies from Quality Dining's shareholders with respect to the proposed transaction. Information regarding the directors and executive officers of Quality Dining is included in Quality Dining's Form 10-K for the fiscal year ended October 31, 2004 and information regarding the interests of participants in the solicitation is set forth in the proxy statement filed with the SEC in connection with the proposed transaction on March 21, 2005.

Quality Dining owns the Grady's American Grill(r), Papa Vino's Italian Kitchen(tm) and Spageddies Italian Kitchen(tm) concepts and operates Burger King(r) restaurants and Chili's Grill & Bar(r) restaurants as a franchisee. As of April 4, 2005 the Company operates 123 Burger King restaurants, 39 Chili's Grill & Bar restaurants, six Papa Vino's Italian Kitchen(tm) restaurants, three Spageddies Italian Kitchen restaurants, two Grady's American Grill restaurants, and one Porterhouse Steaks and Seafood(tm) restaurant.

This press release contains and incorporates forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the Company's development plans and trends in the Company's operations and financial results. Forward-looking statements can be identified by the use of words such as "anticipates," "believes," "plans," "estimates," "expects," "intends," "may," and other similar expressions. Forward-looking statements are made based upon management's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that the Company will actually achieve the plans, intentions and expectations discussed in these forward-looking statements. Actual results may differ materially. Among the risks and uncertainties that could cause actual results to differ materially are the following: the availability and cost of suitable locations for new restaurants; the availability and cost of capital to the Company; the ability of the Company to develop and operate its restaurants; the ability of the Company to sustain sales and margins in the increasingly competitive environment; the hiring, training and retention of skilled corporate and restaurant management and other restaurant personnel; the integration and assimilation of acquired concepts; the overall success of the Company's franchisors; the ability to obtain the necessary government approvals and third-party consents; changes in governmental regulations, including increases in the minimum wage; the results of pending litigation; and weather and other acts of God. The Company undertakes no obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise. Quality Dining is not responsible for changes made to this document by wire services or Internet services.




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                              Quality Dining, Inc.
                         Unaudited Financial Highlights
                    (In thousands, except per share amounts)


                                                      16 Weeks      16 Weeks
                                                        Ended         Ended
                                                     February 20,  February 15,
                                                         2005          2004
                                                     -----------   -----------
Revenues:
Burger King                                             $37,440      $32,307
Chili's Grill & Bar                                      27,332       24,807
Italian Dining Division                                   4,963        5,027
Grady's American Grill                                    1,731        1,922
                                                        -------      -------
Total revenues                                           71,466       64,063
                                                        -------      -------
Operating Expenses:
Restaurant Operating Expenses:
Food and beverage                                        19,727       17,586
Payroll and benefits                                     20,825       18,780
Depreciation and amortization                             2,857        2,967
Other operating expenses                                 19,351       16,904
                                                        -------      -------
Total restaurant operating expenses                      62,760       56,237
                                                        -------      -------
Income from restaurant operations                         8,706        7,826
General and administrative                                4,881        5,014
Trademark amortization                                       33           82
Facility closing costs                                       26            -
                                                        -------      -------
Operating income                                          3,766        2,730
                                                        -------      -------
Other income (expense):
Interest expense                                         (1,978)      (2,059)
Loss on sale of property and
  equipment                                                 (71)         (47)
Minority interest in earnings                              (732)        (480)
Other income, net                                            65           86
                                                        -------      -------
Total other income (expense), net                        (2,716)      (2,500)
                                                        -------      -------
Income (loss) from continuing
  operations before income taxes                          1,050         (230)
Income tax provision                                        480          289
                                                        -------      -------
Income (loss) from continuing
  operations                                                570          (59)
Income (loss) from discontinued
  operations, net of tax                                    (22)         151
                                                        -------      -------
Net income (loss)                                       $   548      $    92
                                                        -------      -------
Basic net income (loss) per share:
  Continuing operations                                    0.05            -
  Discontinued operations                                     -         0.01
                                                        -------      -------
Basic net income (loss) per share                       $  0.05      $  0.01
                                                        -------      -------
Diluted net income (loss) per share:
  Continuing operations                                    0.05            -
  Discontinued operations                                     -          0.1
                                                        -------      -------
Diluted net income (loss) per share                     $  0.05      $  0.01
                                                        -------      -------
Weighted average shares:
  Basic                                                  10,183       10,163
  Diluted                                                10,343       10,163